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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):   March 12, 2002



                           BOSTON LIFE SCIENCES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-6533                       87-0277826
---------------------------               ------           -----------------------------------

(State or other jurisdiction of         (Commission        (I.R.S. Employer Identification No.)
  incorporation or organization)          File No.)

137 Newbury Street
8th Floor
Boston, Massachusetts                                                           02116
---------------------------------------                                   ------------------
(Address of principal executive offices)                                      Zip Code

Registrant's telephone number, including area code    (617)  425-0200
                                                    -------------------

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                                EXPLANATORY NOTE

This amendment on Form 8-K/A is being filed to amend and restate in its entirety Items 5 and 7 as originally filed in this Current Report.

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Item 5.  Other Events.
         -------------

     On March 12, 2002, Boston Life Sciences, Inc., a Delaware corporation (the "Company"), issued and sold pursuant to Subscription Agreements by and among the Company and the investors identified therein (i) 1,599,568 shares of common stock at a price per share of $2.15 and (ii) warrants to purchase an aggregate of 399,892 shares of Common Stock (the "Investor Warrants") at an exercise price equal to $2.75 per share. Brimberg & Co. L.P. acted as placement agent with respect to the private placement and received compensation consisting of a customary cash placement fee and a warrant to purchase 157,557 shares of Common Stock at an exercise price equal to $2.75 per share (together with the Investor Warrants, the "Warrants").

     The Shares and Warrants were sold in a private placement pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of a Registration Rights Agreement by and among the Company and the investors identified therein, the Company is obligated to file with the Securities and Exchange Commission, on or before June 9, 2002, a registration statement under the Securities Act to register for resale the Shares and the shares of Common Stock issuable upon conversion of the Warrants.

     The Company's press release announcing this private placement is filed as an exhibit hereto, along with the Subscription Agreement, the Registration Rights Agreement and the form of Warrant. This summary description of the private placement is qualified in its entirety by reference to the documents filed as exhibits hereto.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c)      Exhibits:
         --------

Exhibit No.       Description
-----------       -----------

99.1 Form of Subscription Agreement by and among the Company and each investor in the private placement

99.2 Registration Rights Agreement by and among the Company and the Investors named therein

99.3              Form of Warrant to Purchase Common Stock

99.4              Press Release issued by the Company on March 12, 2002

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOSTON LIFE SCIENCES INC.


Date: April 8, 2002                     By:  /s/ Joseph Hernon
                                             -----------------
                                        Name:  Joseph Hernon
                                        Title: Chief Financial Officer and
                                               Secretary

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EXHIBIT INDEX

The following designated exhibits are incorporated by reference:

Exhibits:
--------

Exhibit No.       Description
-----------       -----------

99.1 Form of Subscription Agreement by and among the Company and each investor in the private placement.*

99.2 Registration Rights Agreement by and among the Company and the Investors named therein.*

99.3              Form of Warrant to Purchase Common Stock.*

99.4              Press Release issued by the Company on March 12, 2002.*

* Incorporated by reference to the Company's Form 8-K filed on March 12, 2002.